UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2013

KELLNER MERGER FUND

December 31, 2013

Dear Fellow Shareholders:

The Kellner Merger Fund was up 4.45% and 4.74% for the Investor class and Institutional class, respectively, for the fiscal period ended December 31, 2013.  You are receiving this annual report now because the Fund has changed its fiscal year end to December 31 from April 30.

Total Returns as of 12/31/13

			Annualized
	3-Month	1 Year	Since Inception
GAKAX – Class A	0.89%	4.45%	4.30%
GAKAX – Class A (with load)*	-4.87%	-1.53%	0.28%
GAKIX – Institutional Class	0.99%	4.74%	4.56%
BofA Merrill Lynch 3-Month
Treasury Bill Index	0.02%	0.07%	0.10%
HFRX ED: Merger Arbitrage Index	1.15%	4.04%	2.64%

Returns greater than 1 year are average annual returns with inception date of 6/29/2012. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com. *Performance data shown reflects the Class A maximum sales charge of 5.75%. Performance data shown for Class A shares without load does not reflect the deduction of the sales load. If reflected, the load would reduce the performance noted.

Net Expense Ratio: 2.55% for Class A and 2.09% for Institutional Class^; Gross Expense Ratio: 9.28% for Class A and 7.55% for Institutional Class±

^
The Advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least August 27, 2014, to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.05%, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.75% and 1.50% of average daily net assets of the Fund’s Class A and Institutional Class shares, respectively.

±	For updated expense information, please see the Financial Highlights beginning on page 23 of this report.

Portfolio Review

Between May 1, 2013 and December 31, 2013, the Fund invested in approximately 65 different merger situations and was heavily concentrated in North America.  As in 2012, strategic deals dominated the portfolio, making up greater than three-quarters of the Fund’s holdings, on average.  The trend of healthcare and telecommunications, media and technology (“TMT”) deals continued throughout the year and into 2014.  In

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healthcare, Amgen Inc.’s $10.4 billion acquisition of Onyx Pharmaceuticals, Inc. was the fifth-largest biotechnology deal in history and shows the continued appetite of large drug companies to acquire niche products to fill voids in their pipeline.  Generic drug maker Perrigo Co. agreed to buy specialty pharmaceutical company Elan Corporation, plc for $8.6 billion in cash and stock.  This deal was driven in large part by Elan’s incorporation in Ireland and the favorable tax status that the combined company would have post-merger.  Shire plc made a $4.2 billion all cash tender offer for Viropharma, Inc. at $50 per share.  Viropharma is a biopharmaceutical company that sells products in the high growth area of rare diseases.  The largest hospital merger since 2006 was announced with Community Health Systems, Inc. agreeing to acquire Health Management Associates, Inc. for $3.7 billion.  The third quarter was the biggest since 2007 for the TMT segment with $251.8 billion in deals announced, a 200% increase over the third quarter of 2013.1  Notable transactions included Cisco Systems, Inc.’s purchase of cyber-security firm Sourcefire, Inc. for $2.7 billion and Koch Industries, Inc.’s buy of electrical component maker Molex, Inc. for $7.2 billion in cash.  Avago Technologies Ltd. agreed to buy semiconductor device company LSI Corporation for $6.6 billion and Oracle Corporation commenced a tender offer for cloud software company Responsys, Inc. for $1.5 billion in cash.  Two large deals were announced in the real estate investment trust (“REIT”) space with American Realty Capital Properties, Inc.’s $6.5 billion all-stock deal for Cole Real Estate Investments, Inc. and Essex Property Trust, Inc.’s purchase of BRE Properties, Inc. for $4.3 billion in cash and stock, making Essex the third largest publicly traded apartment REIT.  The largest utility deal in some time was announced in December, with Fortis Inc.’s $4.3 billion all cash deal for Arizona based UNS Energy Corporation.

Even with the market up over 30% for 2013, leveraged buyout (“LBO”) activity was up 20% to $236 billion, the highest level since 2007.  This is still less than a third of the peak of 2006.  Private equity firms raised $143.5 billion this year, the best year for fundraising since 2008.  Conditions continue to be favorable for LBO’s with banks willing to lend at attractive rates and terms.  Also, the initial public offering market has been strong as 94 companies with private-equity backers have raised over $30 billion, providing these firms an exit from previous investments.2  These conditions should bode well for an increase in activity over the next few years.

Performance

The following is an overview of the Fund’s three most profitable investments for the period from May 1, 2013 through December 31, 2013.  The first was Freeport-McMorRan Copper & Gold Inc.’s $6.9 billion cash and stock deal to buy Plains Exploration & Production Company (“PXP”).  With the purchase of PXP, Freeport was looking to diversify away from its primarily copper and gold mining assets into oil and gas plays in California, Texas, Louisiana and the Deepwater Gulf of Mexico.  As the deal progressed, shareholders began to question whether the value Freeport
__________

1	The Allen & Overy M&A Index, Q3 2013, page 42
2	The Wall Street Journal, December 31, 2013 section c2

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was paying was appropriate for PXP.  There were two factors that shaped PXP shareholder opinion:  First, Freeport’s stock took a hit on the announcement of the deal because many of its shareholders held Freeport as a pure-play copper and gold miner.  This deal would diversify the Freeport portfolio.  This caused Freeport’s stock to decline in excess of 20%, making the stock portion of the deal worth less.  The second factor was that PXP was a joint venture partner with Anadarko Petroleum Corporation on an asset in the Gulf of Mexico that was due to announce drilling results in the near future.  PXP shareholders believed that these results would add significant value to the company.  Several large shareholders announced their intention to vote against the deal.  The deal received another blow when shareholder advisory firm Institutional Shareholder Services Inc. recommended shareholders vote against the deal.  PXP shares traded down as the outcome of the deal seemed to be in jeopardy.  The Fund purchased additional shares, and made it a top position, with the belief that Freeport would increase the value of the transaction to obtain shareholder approval.  Ultimately, Freeport increased the value by giving shareholders a $3.00 cash dividend.  Shareholders subsequently approved the merger and the Fund realized an approximately 60 basis point gain from the position.

The Fund also gained approximately 45 basis points on its position in Pioneer Natural Resources Company (“PXD”) in an all-stock deal to buy in the 48% of Pioneer Southwest Energy Partners L.P. (“PSE”) it did not already own for $700 million.  In a minority buy-in, the target company’s board forms a special committee to review the offer and negotiate a definitive agreement with the majority holder to eliminate any conflicts of interest.  The Fund established a large position in this situation because these types of transactions have a high rate of completion, and usually occur at a higher price than initially offered.  The special committee was able to negotiate a 4.1% increase in the price, resulting in a profit for the fund.

The third situation that contributed to the Fund’s performance was Endo Health Solutions Inc.’s $1.7 billion, cash and stock deal for Canadian specialty pharmaceutical company Paladin Labs Inc. In addition to the regular terms of the transaction, Paladin shareholders were to receive shares in a newly formed company called Knight Therapeutics Inc. which would own the rights for an approved product with international sales of approximately $2.5 million.  This transaction was interesting to us because of the way the merger consideration was structured.  Endo was going to increase the cash consideration dollar for dollar if Endo’s stock price decreased between 7% and 20% from the day the merger was announced.  If it decreased further (20%-24%) shareholders would receive one half of the incremental decline in cash.  This structure was unique in that we were able to set the transaction up fully hedged, and then have a free, valuable put against a decline in the stock of Endo.  Since Endo was making Paladin shareholders whole with cash, the Fund would profit from a decrease in Endo’s stock.  If Endo traded up, the Fund would simply make the spread.  We set this position up at an attractive spread, even without taking into account any value for Knight Therapeutics or for the put optionality.  We closed out the transaction at a negative spread, providing an approximate 30 basis point return to the fund.

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We were not involved in any “deal breaks” during the May to December period.  One situation where we lost money (approximately 10 basis points) was in our investment in M&T Bank Corporation’s $3.7 billion, cash and stock deal for New Jersey thrift Hudson City Bancorp, Inc. M&T is dealing with Bank Secrecy Act/Anti-Money Laundering issues and the deal with Hudson cannot close until these issues are resolved.  The spread on the deal has widened as some had expected the deal would complete before year end.  The companies have extended the termination date until the end of 2014 and we believe that the deal still makes strategic sense, and will be completed later in the year.  We also lost money in a small position on the Cooper Tire & Rubber Company and Apollo Tyres Ltd transaction.  On June 12, 2013, Cooper agreed to be acquired by Apollo Tyres for $35 per share in cash.  The deal ran into several headwinds including shareholder discontent, union and factory problems and a potential weakening in its business.  Eventually, Cooper filed a lawsuit to compel Apollo Tyres to complete the $2.5 billion transaction on the terms of the original agreement.  We initiated a small options position on a favorable risk reward basis in case the companies came to an agreement on a reduced price, or if Cooper prevailed with its lawsuit in court.  Cooper lost in court and the options position cost the Fund approximately 10 basis points.  Nothing else in the portfolio cost the Fund more than 10 basis points.

Outlook

Global merger and acquisition volume in 2013 was $2.9 trillion, up 9% from 2012 and the highest annual total since 2008.  U.S. volume reached $1.18 trillion, up approximately 20% from a year ago.  For the fourth quarter, global deal volume fell 14% to $766.3 billion compared to Q4 2012.  Europe showed a slight improvement from last year with volumes increasing 5% to $791.4 billion.3  For the first time in a while the tone feels better with regards to willingness to do deals in Europe.

One of the biggest deterrents to deal activity is uncertainty, and no one provided more of it last year than Washington, D.C.  It seems that attention has turned away from Washington and the focus is now on the Federal Reserve Board (the “Fed”).  We believe that the Fed will continue it tapering program, which should push rates up.  We believe that as interest rates rise, spreads on our deals will widen and potentially increase rates of return for our strategy.  The underpinnings of a robust deal environment remain in place: companies continue to have record levels of cash, large amounts of private equity money still needs to be spent, and historically low interest rates encourage companies to spend their cash rather than sit on it.  Additionally, shareholders are encouraging deals as nearly two-thirds of buyers are seeing a 5% or more rise in their stocks upon announcement of a deal.4  All of these conditions support our belief for a strong merger and acquisition environment in 2014.
__________

3	Dealogic M&A Review, Full Year 2013 Final Results, January 2014
4 New York Times, January 2, 2014, Page B1

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Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

One cannot invest directly in an index.

A basis point is a unit of measurement equal to 1/100th of 1 percent.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a $10,000 investment in the
Kellner Merger Fund – Class A Shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

		Average
Annual Total Return:	1 Year	Since Inception1
Kellner Merger Fund – Class A (with sales load)	-1.53%	0.28%
Kellner Merger Fund – Class A (without sales load)	4.45%	4.30%
Kellner Merger Fund – Institutional Class	4.74%	4.56%
BofA Merrill Lynch 3-month Treasury Bill Index	0.07%	0.10%
HFRX ED: Merger Arbitrage Index	4.04%	2.64%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.75% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of

KELLNER MERGER FUND

$1 million or more without an initial sales charge.  If it did, total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations.  More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements.  Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.  Constituents of HFRX Indices are selected and weighted by the complex and robust process described above.  The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.  In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record).  These criteria may vary slightly by index.

1	The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 – 12/31/13).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Kellner Merger Fund Class A and Institutional Class, respectively.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/13	12/31/13	7/1/13 – 12/31/13
Actual(2)
Class A	$1,000.00	$1,022.50	$14.32
Institutional Class	$1,000.00	$1,024.40	$13.06
Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,011.04	$14.24
Institutional Class	$1,000.00	$1,012.30	$12.98

(1)
Expenses are equal to the Class A and Institutional Class shares’ annualized expense ratios of 2.81% and 2.56%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.92 and $7.65 for Class A and Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.89 and $7.63 for Class A and Institutional Class, respectively.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at December 31, 2013

Shares	COMMON STOCKS – 94.6%	Value

	Administrative and Support Services – 3.8%
4,400	Lender Processing Services, Inc. (c)	$164,472

	Apparel Manufacturing – 3.4%
9,900	Jones Group, Inc. (c)	148,104

	Chemical Manufacturing – 24.1%
9,700	Cornerstone Therapeutics, Inc. (a)(c)	92,053
6,700	Life Technologies Corp. (a)(c)	507,860
2,500	Paladin Labs, Inc. (a)(b)	278,818
7,800	Patheon, Inc. (a)(b)	72,034
1	Perrigo Co. PLC (b)	143
2,100	ViroPharma, Inc. (a)(c)	104,685
		1,055,593

	Clothing and Clothing Accessories Stores – 5.8%
4,600	Jos. A Bank Clothiers, Inc. (a)(c)(d)	251,758

	Computer and Electronic
	Product Manufacturing – 2.7%
5,000	LSI Corp.	55,100
3,500	RDA Microelectronics, Inc. – ADR (c)	62,580
		117,680

	Credit Intermediation and Related Activities – 10.5%
26,400	Hudson City Bancorp, Inc. (c)	248,952
3,300	KKR Financial Holdings, LLC (a)	40,227
7,000	StellarOne Corp. (c)	168,490
		457,669

	Depository Credit Intermediation – 4.0%
5,100	Sterling Financial Corp. (c)	173,808

	Electrical Equipment,
	Appliance, and Component – 4.2%
10,900	Zoltek Companies, Inc. (a)(c)	182,575

	Food and Beverage Stores – 11.1%
9,800	Harris Teeter Supermarkets, Inc. (c)	483,630

	Funds, Trusts, and Other Financial Vehicles – 1.4%
4,400	Cole Real Estate Investments, Inc. (c)	61,776

	Hospitals – 1.9%
6,500	Health Management Associates, Inc. –
	Class A (a)(c)	85,150

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at December 31, 2013, Continued

Shares	COMMON STOCKS – 94.6% (Continued)	Value

	Machinery Manufacturing – 4.6%
50,000	Flow International Corp. (a)(c)	$202,000

	Merchant Wholesalers, Durable Goods – 6.3%
5,000	Shoppers Drug Mart Corp. (b)	273,900

	Miscellaneous Manufacturing – 1.1%
1,600	Given Imaging Ltd. (a)(b)(c)	48,128

	Other Information Services – 0.5%
1,700	AsiaInfo-Linkage, Inc. (a)	20,332

	Pipeline Transportation – 4.9%
8,000	PVR Partners, L.P. (c)	214,640

	Professional, Scientific, and Technical Services – 0.7%
4,500	Pactera Technology International Ltd. – ADR (a)	32,175

	Publishing Industries (Except Internet) – 0.9%
3,400	Giant Interactive Group, Inc. – ADR	38,216

	Utilities – 2.7%
2,000	UNS Energy Corp. (c)	119,700
	TOTAL COMMON STOCKS (Cost $3,946,635)	4,131,306

	MONEY MARKET FUNDS – 5.1%

223,681	Fidelity Institutional Money Market
	Portfolio, Class I, 0.03% (e)	223,681
	TOTAL MONEY MARKET FUNDS
	(Cost $223,681)	223,681
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $4,170,316) – 99.7%	4,354,987
	Other Assets in Excess of Liabilities – 0.3%	14,764
	NET ASSETS – 100.0%	$4,369,751

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	A portion of this security is pledged as collateral for written options.
(e)	Rate shown is the 7-day annualized yield as of December 31, 2013.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2013

Shares	COMMON STOCKS – 31.1%	Value

	Chemical Manufacturing – 6.3%
4,082	Endo Health Solutions, Inc. (a)	$275,372

	Credit Intermediation and Related Activities – 13.5%
2,218	M&T Bank Corp.	258,220
8,522	Umpqua Holdings Corp.	163,111
6,819	Union First Market Bankshares Corp.	169,179
		590,510

	Food and Beverage Stores – 2.7%
2,982	Loblaw Companies Ltd. (a)(b)	118,971

	Hospitals – 0.4%
450	Community Health Systems, Inc. (a)	17,671

	Insurance Carriers and Related Activities – 0.9%
1,242	Fidelity National Financial, Inc. – Class A	40,303

	Oil and Gas Extraction – 4.9%
8,160	Regency Energy Partners L.P.	214,282

	Real Estate – 1.4%
4,808	American Realty Capital Properties, Inc.	61,831

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 1.0%
1,683	KKR & Co., L.P.	40,964
	TOTAL COMMON STOCKS
	(Proceeds $1,218,264)	1,359,904
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $1,218,264)	$1,359,904

(a)	Non-income producing security.
(b)	Foreign issued security.

SCHEDULE OF OPTIONS WRITTEN at December 31, 2013

Contracts	CALL OPTIONS	Value

2	Jos. A Bank Clothiers, Inc.	$145
	Expiration: April 2014, Exercise Price: $60.00
	TOTAL CALL OPTIONS WRITTEN
	(Premiums received $316)	$145

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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STATEMENT OF ASSETS AND LIABILITIES at December 31, 2013

ASSETS
Investments in securities, at value (identified cost $4,170,316)	$4,354,987
Cash	125
Deposit at broker	1,709,846
Receivables
Securities sold	183
Dividends and interest	2,744
Dividend tax reclaim	134
Due from Advisor (Note 4)	15,606
Other receivables	928
Prepaid expenses	13,010
Total assets	6,097,563

LIABILITIES
Options written, at value (proceeds $316)	145
Securities sold short (proceeds $1,218,264)	1,359,904
Payables
Securities purchased	110,724
Fund shares redeemed	23,841
Dividends on short positions	1,278
Payable to broker	145,064
Administration and fund accounting fees	31,432
Transfer agent fees and expenses	15,228
Audit fees	19,500
Chief Compliance Officer fee	4,000
Custody fees	803
Legal fees	1,451
Distribution fees	8,148
Reports to shareholders	4,000
Accrued other expenses	2,294
Total liabilities	1,727,812
NET ASSETS	$4,369,751

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at December 31, 2013, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$3,343,238
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	327,319
Net asset value and redemption price per share	$10.21
Maximum offering price per share
(Net asset value per share divided by 94.25%)	$10.83

Institutional Class Shares
Net assets applicable to shares outstanding	$1,026,513
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	100,109
Net asset value, offering and redemption price per share	$10.25

COMPONENTS OF NET ASSETS
Paid-in capital	$4,303,126
Accumulated net realized gain on investments	23,686
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	184,408
Written option contracts	171
Securities sold short	(141,640)
Net unrealized appreciation on investments, foreign currency,
options and securities sold short	42,939
Net assets	$4,369,751

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF OPERATIONS

	May 1, 2013	June 29, 2012**
	through	through
	December 31, 2013*	April 30, 2013
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and issuance
fees of $408 and $9, and $103 and $0, respectively)	$73,724	$28,219
Interest	73	1,072
Total income	73,797	29,291
Expenses
Administration and fund accounting fees (Note 4)	63,106	78,293
Advisory fees (Note 4)	37,148	34,924
Transfer agent fees and expenses (Note 4)	31,356	39,204
Registration fees	21,800	29,039
Audit fees	19,500	14,900
Chief Compliance Officer fee (Note 4)	8,001	10,000
Distribution fees – Class A (Note 5)	5,542	6,384
Legal fees	5,022	5,000
Custody fees (Note 4)	4,871	5,886
Miscellaneous	3,936	3,165
Printing and mailing expense	3,102	1,716
Trustee fees	2,258	3,412
Pricing fees (Note 4)	1,512	1,265
Total expenses before dividends and interest
on short positions	207,154	233,188
Dividends expense on short positions	25,129	15,144
Interest expense	12,105	5,245
Total expenses before reimbursement
from Advisor	244,388	253,577
Less: expenses waived and reimbursed by
Advisor (Note 4)	(157,035)	(184,895)
Net expenses	87,353	68,682
Net investment loss	(13,556)	(39,391)

The accompanying notes are an integral part of these financial statements

KELLNER MERGER FUND

STATEMENTS OF OPERATIONS, Continued

	May 1, 2013	June 29, 2012**
	through	through
	December 31, 2013*	April 30, 2013
REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) on transactions from:
Investments	$195,858	$164,117
Purchased options	(7,078)	(1,613)
Written options	3,527	1,617
Securities sold short	(38,986)	(57,332)
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	12,110	172,298
Written options	171	––
Securities sold short	4,229	(145,869)
Net realized and unrealized gain on investments,
options and securities sold short	169,831	133,218
Net Increase in Net Assets Resulting
from Operations	$156,275	$93,827

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	May 1, 2013	June 29, 2012**
	through	through
	December 31, 2013*	April 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(13,556)	$(39,391)
Net realized gain/(loss) on transactions from:
Investments	195,858	164,117
Purchased options	(7,078)	(1,613)
Written options	3,527	1,617
Securities sold short	(38,986)	(57,332)
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	12,110	172,298
Written options	171	—
Securities sold short	4,229	(145,869)
Net increase in net assets
resulting from operations	156,275	93,827
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A Shares	(140,967)	—
Class C Shares	(42,510)	—
Total distributions to shareholders	(183,477)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	99,975	4,203,151
Total increase in net assets	72,773	4,296,978
NET ASSETS
Beginning of period	4,296,978	—
End of period	$4,369,751	$4,296,978
Includes undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	May 1, 2013		June 29, 2012**
	through		through
	December 31, 2013*		April 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	7,507	$78,979	310,674	$3,109,266
Shares issued on reinvestments
of distributions	13,847	140,968	—	—
Shares redeemed	(4,705)	(48,010)	(4)	(40)
Net increase	16,649	$171,937	310,670	$3,109,226

	May 1, 2013		June 29, 2012**
	through		through
	December 31, 2013*		April 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	28,460	$299,970	106,616	$1,093,925
Shares issued on reinvestments
of distributions	4,160	42,510	—	—
Shares redeemed	(39,127)	(414,442)	—	—
Net increase/(decrease)	(6,507)	$(71,962)	106,616	$1,093,925

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CASH FLOWS

	May 1, 2013	June 29, 2012**
	through	through
	December 31, 2013*	April 30, 2013
Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$156,275	$93,827
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used
in operating activities:
Purchases of investment securities	(9,816,876)	(10,741,511)
Proceeds from sale of investment securities	6,454,252	6,519,022
Proceeds from short sales	3,549,910	—
Closed short sales transactions	(1,191,919)	—
Purchase of short term investments, net	(121,687)	(101,995)
Increase in deposits at broker	(37,661)	(1,672,185)
Increase in dividends and interest receivable	(2,847)	(31)
Decrease in receivable for securities sold	101,037	(101,220)
Increase in due from Advisor	(2,682)	(12,924)
Increase in prepaid expenses and other assets	(2,480)	(11,458)
Decrease in due to broker/custodian	(148,027)	293,091
Increase in options written	145	—
Decrease in proceeds on securities sold short	—	1,691,412
Decrease in payable for securities purchased	(12,889)	123,613
Increase in payable for dividends on short positions	135	1,143
Increase in accrued administration fees	15,720	15,712
Increase in distribution and service fees	1,764	6,384
Increase in custody fees	115	688
Increase in transfer agent expenses	7,436	7,792
Increase in other accrued expenses	11,102	20,143
Unrealized appreciation on securities	(16,749)	(172,151)
Net realized gain on investments	(153,013)	(162,503)
Return of capital dividends received	14,398	—
Proceeds received through mergers	1,254,327	—
Net cash provided by/(used in) operating activities	59,786	(4,203,151)

Cash flows from financing activities:
Proceeds from shares sold	378,950	4,203,191
Payment on shares redeemed	(438,611)	(40)
Distributions paid in cash	—	—
Net cash provided by financing activities	(59,661)	4,203,151
Net increase in cash	125	—
Cash:
Beginning balance	—	—
Ending balance	$125	—
Supplemental information:
Cash paid for interest	$12,105	$5,245

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Class A Shares

	May 1, 2013		June 29, 2012*
	through		through
	December 31, 2013		April 30, 2013
Net asset value, beginning of period	$10.29		$10.00

Income from investment operations:
Net investment loss^	(0.04)		(0.12)
Net realized and unrealized
gain on investments	0.40		0.41
Total from investment operations	0.36		0.29

Less distributions:
From net realized gain on investments	(0.44)		—
Total distributions	(0.44)		—
Net asset value, end of period	$10.21		$10.29

Total return	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,343		$3,197
Ratio of expenses to average net assets:
Before expense reimbursement	8.29	%++	9.23	%++
After expense reimbursement	3.00	%++	2.50	%++
Ratio of expenses excluding interest expense and
dividends on short positions to average net assets:
Before expense reimbursement	7.04	%++	8.48	%++
After expense reimbursement	1.75	%++	1.75	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.81	%)++	(8.20	%)++
After expense reimbursement	(0.52	%)++	(1.47	%)++
Portfolio turnover rate	143.51	%+	37.59	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares

	May 1, 2013		June 29, 2012*
	through		through
	December 31, 2013		April 30, 2013
Net asset value, beginning of period	$10.31		$10.00

Income from investment operations:
Net investment loss^	(0.02)		(0.06)
Net realized and unrealized
gain on investments	0.40		0.37
Total from investment operations	0.38		0.31

Less distributions:
From net realized gain on investments	(0.44)		—
Total distributions	(0.44)		—
Net asset value, end of period	$10.25		$10.31

Total return	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,027		$1,100
Ratio of expenses to average net assets:
Before expense reimbursement	8.03	%++	7.50	%++
After expense reimbursement	2.76	%++	2.04	%++
Ratio of expenses excluding interest expense and
dividends on short positions to average net assets:
Before expense reimbursement	6.77	%++	6.96	%++
After expense reimbursement	1.50	%++	1.50	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(5.53	%)++	(6.18	%)++
After expense reimbursement	(0.26	%)++	(0.72	%)++
Portfolio turnover rate	143.51	%+	37.59	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund offers Class A and Institutional Class shares.  Class A shares are subject to a maximum sales load of 5.75%.  The sales load charged decreases depending on the amount invested.  On September 19, 2013, the Board of Trustees approved a change in the Fund’s fiscal and tax year end from April to December.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year of 2013, or expected to be taken in the Fund’s tax return for the period May 1, 2013 to December 31, 2013.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
REITs:  The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

F.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs,

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

G.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended December 31, 2013, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$13,556	$(13,556)	$—

H.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

As of December 31, 2013, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contract	Options written, at value	$145

The effect of derivative instruments on the statement of operations for the period ended December 31, 2013 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contract	Realized loss on purchased options	$(7,078)
Equity Contract	Realized gain on written options	3,527
Equity Contract	Change in unrealized appreciation
	on written options	171

The average monthly market values of purchased and written options during the period ended December 31, 2013 for the Fund was $2,479 and $124, respectively.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

Transactions in written options contracts for the period ended December 31, 2013, are as follows:

	Contracts	Premiums Received
Beginning Balance	—	$—
Options written	17	3,843
Options expired	(15)	(3,527)
Outstanding at December 31, 2013	2	$316

The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. During the period ended December 31, 2013, the Fund was not subject to any master netting arrangements.

The table below shows the offsetting assets and liabilities relating to the written options shown on the Statement of Assets and Liabilities.

Assets:

Gross Amounts not
Offset in the Statement
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
None	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Liabilities:

Gross Amounts not
Offset in the Statement
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statement	Statement		Collateral
	Recognized	of Assets &	of Assets &	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Written Options	$145	$—	$145	$—	$145	$—
	$145	$—	$145	$—	$145	$—

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2013:

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support	$164,472	$—	$—	$164,472
Finance and Insurance	693,253	—	—	693,253
Healthcare and Social
Assistance	85,150	—	—	85,150
Information	58,548	—	—	58,548
Manufacturing	1,754,080	—	—	1,754,080
Professional, Scientific and
Technical Services	32,175	—	—	32,175
Retail Trade	735,388	—	—	735,388
Transportation and
Warehousing	214,640	—	—	214,640
Utilities	119,700	—	—	119,700
Wholesale Trade	273,900	—	—	273,900
Total Common Stocks	4,131,306	—	—	4,131,306
Short-Term Investments	223,681	—	—	223,681
Total Investments in Securities	$4,354,987	$—	$—	$4,354,987
Securities Sold Short	$1,359,904	$—	$—	$1,359,904

Written Options
Call Options	$—	$145	$—	$145
Total Written Options	$—	$145	$—	$145

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2013, the end of the reporting period.  During the period ended December 31, 2013, the Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the period ended December 31, 2013.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended December 31, 2013, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the Fund.  For the period ended December 31, 2013 and the period ended April 30, 2013, the Fund incurred $37,148 and $34,924 in advisory fees, respectively.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

operating expenses to 1.75% and 1.50% of average daily net assets for Class A shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended December 31, 2013 and the period ended April 30, 2013, the Advisor waived its fees and reimbursed expenses in the amount of $157,035 and $184,895, respectively; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
4/30/16	$184,895
12/31/16	157,035
$341,930

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

The Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

	Period Ended	Period Ended
	December 31, 2013	April 31, 2013
Administration and
Fund Accounting	$63,106	$78,293
Transfer agency (a)	24,171	30,063
Custody	4,871	5,886
Chief Compliance Officer	8,001	10,000

(a)	Does not include out-of-pocket expenses.

The Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

	December 31, 2013	April 31, 2013
Administration and
Fund Accounting	$31,432	$15,712
Transfer agency (a)	12,064	5,999
Chief Compliance Officer	4,000	2,000
Custody	803	688

(a)	Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended December 31, 2013 and the period ended April 30, 2013, the Fund incurred distribution expenses of $5,542 and $6,384, respectively, for the Class A shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the period ended December 31, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,809,798 and $6,454,252, respectively.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2013, Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2013 and April 30, 2013 was as follows:

	December 31, 2013	April 30, 2013
Ordinary Income	$183,477	$—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$4,170,316
Gross unrealized appreciation	361,805
Gross unrealized depreciation	(177,134)
Net unrealized appreciation	184,671
Net unrealized depreciation on short sales
and written options	(141,732)
Undistributed ordinary income	23,409
Undistributed long-term capital gain	277
Total distributable earnings	23,686
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$66,625

(a)	Book basis and tax basis net unrealized appreciation and cost are the same.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Merger Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Merger Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2013, and the related statements of operations, the statements of changes in net assets, the statements of cash flows, and the financial highlights for the eight month period then ended and for the period June 29, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Merger Fund, as of December 31, 2013, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the eight month period then ended and for the period June 29, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 3, 2014

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 3-5, 2013, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for the Kellner Merger Fund (the “Fund”) for an annual term. At this meeting, and at a prior meeting held on October 24, 2013, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of August 31, 2013 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar. The Board considered that the Fund was relatively new, with just over one year of performance information, and had less than $5 million in assets under

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe and that the Fund was much smaller than its peer group median.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund. The Board reviewed information as to fees and expenses of advisors and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Class A shares and 1.50% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Class A shares was above its peer group median and average and the total expense ratio for Class I shares was below its peer group median and average. Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for each class of the Fund was below the average of this segment of its peer group. The Board also noted that the contractual advisory fee was equal to its peer group median but above its peer group average, and was slightly below the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period. The Board also took into consideration the services the Advisor’s

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients. The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund as well as any “soft dollar” benefits that may be received in exchange for Fund brokerage. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Kellner Merger Fund, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Merger Fund would be in the best interest of the Fund and its shareholders.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

KELLNER EVENT FUND

At a meeting held on December 4-6, 2012, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (the “Advisory Agreement”) between the Trust and Kellner Management, L.P. for the Kellner Event Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services expected to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund, noting that the Advisor currently serves as investment adviser to another mutual fund within the Trust.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages another account with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Advisor was agreeing to waive its advisory fees and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 2.35% for Class A and Investor Class shares and 2.10% for Institutional Class shares (the “Expense Caps”).

The Board noted that the Fund’s expected total operating expenses for Class A, Investor Class and Institutional Class shares were above the peer group median and average.  The Board also noted that the expected contractual advisory fee was above the peer group median and average and the Fund’s expected contractual advisory fee was in line with the fees charged by the Advisor to the other account with substantially similar objectives, policies, strategies and risks as the Fund.

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grew.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund, such as benefits received in exchange for Rule 12b-1 fees on Class A and Investor Class shares.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 77)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating		with the Fund);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 79)		term	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 74)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 66)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Fund).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp
(age 66)	Chief Executive	September 2007.	Fund Services, LLC
615 E. Michigan Street	Officer		(May 1991 to present).
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term since	Senior Vice President,
(age 46)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive Officer		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and
(age 52)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial Officer		Fund Services, LLC
Milwaukee, WI 53202			(October 1998 to present).

Kevin J. Hayden	Assistant	Indefinite term since	Assistant Vice President,
(age 42)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Albert Sosa	Assistant	Indefinite term since	Assistant Vice President,
(age 43)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2004 to present).

Michael L. Ceccato	Vice President,	Indefinite term since	Senior Vice President,
(age 56)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and		(February 2008 to present);
Milwaukee, WI 53202	AML Officer		General Counsel/Controller,
Steinhafels, Inc. (September 1995
to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President
(age 48)		June 2007.	and Counsel, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC
Milwaukee, WI 53202			(May 2006 to present).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Kellner Long/Short Fund and the Kellner Event Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-535-5637.

KELLNER MERGER FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (1-855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2013 (Unaudited)

For the period ended December 31, 2013, the Kellner Merger Fund designated $183,477 as ordinary income for purposes of the dividends paid deduction.

For the period ended December 31, 2013, certain dividends paid by the Kellner Merger Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 58.66%.

For corporate shareholders in the Kellner Merger Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2013 was 31.20%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the period ended December 31, 2013 was 100.00% for the Kellner Merger Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (1-855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (1-855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (1-855-535-5637).

(This Page Intentionally Left Blank.)

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Kellner Management, L.P.
900 Third Avenue, Suite 1000
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-855-535-5637.

KELLNER LONG/SHORT FUND
Class A
Institutional Class

ANNUAL REPORT

December 31, 2013

Kellner Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2013

ASSETS
Cash	$50,000
Receivable for fund shares sold	1,000,000
Total assets	1,050,000
NET ASSETS	$1,050,000
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$10,000
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,000
Net asset value and redemption price per share	$10.00
Maximum offering price per share (Net asset value per share divided by 94.25%)	$10.61
Institutional Class Shares
Net assets applicable to shares outstanding	$1,040,000
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	104,000
Net asset value, offering and redemption price per share	$10.00
COMPONENTS OF NET ASSETS
Paid-in capital	$1,050,000
NET ASSETS	$1,050,000

The accompanying notes are an integral part of these financial statements.

Kellner Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

		Period
		through
		December 31, 2013*
NET INCREASE IN NET ASSETS FROM:
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)		$1,050,000
Total increase in net assets		1,050,000
NET ASSETS
Beginning of period		—
End of period		$1,050,000
Includes undistributed net investment income of		$—
(a) A summary of share transactions is as follows:

Class A Shares
	Period
	through
	December 31, 2013*
	Shares	Paid-in Capital
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

Institutional Class Shares
	Period
	through
	December 31, 2013*
	Shares	Paid-in Capital
Shares sold	104,000	$1,040,000
Net increase	104,000	$1,040,000
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Kellner Long/Short Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2013

NOTE 1 – ORGANIZATION

The Kellner Long/Short Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is to seek long-term capital appreciation in all market environments.  The Fund commenced operations on December 31, 2013.  The Fund did not earn any income or incur any expenses during the period ended December 31, 2013.

The Fund offers Class A and Institutional Class shares.  Class A shares are subject to a maximum sales load of 5.75%.  The sales load charged decreases depending on the amount invested.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the  same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the  cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

  NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, which are primarily traded on a national securities exchange, shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

As of December 31, 2013, the Fund held only cash, and had not yet invested in any securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Kellner Management, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.85% based upon the average daily net assets of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.24% and 1.99% of average daily net assets for Class A shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.

NOTE 6 – SECURITIES TRANSACTIONS

The Fund did not purchase or sell any securities for the fiscal period ended December 31, 2013.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

At December 31, 2013, the Fund did not have any distributable earnings or accumulated losses on a tax basis.  The Fund did not make any distributions for the fiscal period ended December 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Kellner Long/Short Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Long/Short Fund (the “Fund”), a series of Advisors Series Trust as of December 31, 2013, and the related statement of changes for the one day in the period ended December 31, 2013.  These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Kellner Long/Short Fund as of December 31, 2013, and the changes in its net assets for the one day in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 3, 2014

Kellner Long/Short Fund

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 3-5, 2013, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial investment advisory agreement (the “Advisory Agreement”) between the Trust and Kellner Management, L.P. for the Kellner Long/Short Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services expected to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund, noting that the Advisor currently serves as investment adviser to two other mutual funds within the Trust, one of which was in operation and one of which was scheduled to become effective with the U.S. Securities and Exchange Commission on or about December 30, 2013.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record and the Advisor’s business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor began managing a separate account with three component strategies, one of which is a long/short strategy with substantially similar objectives, policies, strategies and risks as the Fund.  The Board considered that as the Advisor just recently began managing this strategy, it did not have a meaningful long-term performance record involving the strategy.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Advisor was agreeing to waive its advisory fees and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 2.24% for Class A shares and 1.99% for Institutional Class shares (the “Expense Caps”).

The Board noted that the Fund’s expected total operating expenses for Class A shares and Institutional Class shares were above the peer group median and average.  The Board also noted that the expected contractual advisory fee was above the peer group median and average and the Fund’s expected contractual advisory fee was in line with the fees charged by the Advisor to the other account with a component strategy that has substantially similar objectives, policies, strategies and risks as the Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fee and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the expected profitability to the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund, such as benefits received in exchange for Rule 12b-1 fees and the use of soft dollars.  The Board considered the estimated profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to obtain adequate funding to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 77)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating		with the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 79)		term	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 74)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 66)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

Officers

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp
(age 66)	Chief Executive	September 2007.	Fund Services, LLC
615 E. Michigan Street	Officer		(May 1991 to present).
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term since	Senior Vice President,
(age 46)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive Officer		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and
(age 52)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial Officer		Fund Services, LLC
Milwaukee, WI 53202			(October 1998 to present).

Kevin J. Hayden	Assistant	Indefinite term since	Assistant Vice President,
(age 42)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Albert Sosa	Assistant	Indefinite term since	Assistant Vice President,
(age 43)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2004 to present).

Michael L. Ceccato	Vice President,	Indefinite term since	Senior Vice President,
(age 56)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and		(February 2008 to present);
Milwaukee, WI 53202	AML Officer		General Counsel/Controller,
Steinhafels, Inc. (September 1995
to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President
(age 48)		June 2007.	and Counsel, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC
Milwaukee, WI 53202			(May 2006 to present).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2013, the Trust is comprised of 40 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund and the Kellner Event Fund and the Kellner Merger Fund.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

NOTICE TO SHAREHOLDERS at December 31, 2013 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1000
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-855-535-5637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 4/30/2013
Audit Fees	$17,400	$11,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 4/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 4/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  3/10/14

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  3/10/14

* Print the name and title of each signing officer under his or her signature.